Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-2337

SMART Small Cap ETF (SSCP)

SMART Mid Cap ETF (SMCP)

each listed on NYSE Arca, Inc.

May 8, 2026

Supplement to the Summary Prospectuses, dated May 8, 2026

and Statutory Prospectus, dated May 5, 2026

Effective immediately, with respect to the “Principal Investment Strategies” section of each Fund’s Summary Prospectus, the first two paragraphs are deleted and replaced with the following two paragraphs, as appropriate:

For the SMART Small Cap ETF:

The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in equity securities of U.S. and international small-capitalization companies whose shares are listed on U.S. exchanges. The Fund’s equity investments may include common and preferred stocks as well as depositary receipts, such as American Depositary Receipts (“ADRs”). The Fund’s investments are selected by its investment sub-adviser, SMART Wealth, LLC (the “Sub-Adviser”). The Sub-Adviser generally considers a company to be a small capitalization company if it has a market capitalization between $300 million and $2 billion.

The Sub-Adviser begins its investment selection process by identifying a universe of equity securities that trade on U.S. exchanges and ranking them by market capitalization. From this universe, the Sub-Adviser generally focuses on companies with market capitalizations between approximately $300 million and $2 billion and a current share price above $5, which typically results in a universe of approximately 1,200 securities.

For the SMART Mid Cap ETF:

The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in equity securities of U.S. and international mid-capitalization companies whose shares are listed on U.S. exchanges. The Fund’s equity investments may include common and preferred stocks as well as depositary receipts, such as American Depositary Receipts (“ADRs”). The Fund’s investments are selected by its investment sub-adviser, SMART Wealth, LLC (the “Sub-Adviser”). The Sub-Adviser generally considers a company to be a mid-capitalization company if it has a market capitalization between $2 billion and $10 billion.

The Sub-Adviser begins its investment selection process by identifying a universe of equity securities that trade on U.S. exchanges and ranking them by market capitalization. From this universe, the Sub-Adviser generally focuses on companies with market capitalizations between approximately $2 billion and $10 billion, which typically results in a universe of approximately 1,200 securities.

Effective immediately, with respect to the “Principal Investment Strategies” section of each Fund’s Summary Prospectus, the last paragraph before the sub-heading “Portfolio Construction and Management” is deleted and replaced with the following paragraph, as appropriate:

For the SMART Small Cap ETF:

Based on this multi-step process, the Sub-Adviser selects a portfolio generally consisting of between 30 and 45 equity securities.

For the SMART Mid Cap ETF:

Based on this multi-step process, the Sub-Adviser selects a portfolio generally consisting of between 25 and 40 equity securities that the Sub-Adviser believes have the potential to outperform the Fund’s benchmark over the next approximately 90 days.

Effective immediately, the “Principal Investment Risks” sections of each Fund’s Summary Prospectus and Statutory Prospectus are revised to include the following additional disclosure:

Foreign Securities Risks. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

●	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

●	Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell, or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

Please retain this Supplement for future reference.

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